Exhibit 21

LIST OF SUBSIDIARIES OF EQUITY RESIDENTIAL

Entity

1	1145 Acquisition , LLC
2	1401 State, LLC
3	303 THIRD STREET DEVELOPERS, LLC
4	303 THIRD STREET VENTURE I, LLC
5	303 THIRD STREET VENTURE II, LLC
6	402 WEST 38TH STREET CORP
7	722 W KENNEDY LLC
8	ALTA PACIFIC, LLC
9	AMBERTON APARTMENTS, LLC
10	ANE ASSOCIATES, LLC
11	ARGUS LAND COMPANY, INC.
12	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
13	AVON PLACE ASSOCIATES, LLC
14	BALATON CONDOMINIUM ASSOCIATION
15	BALATON CONDOMINIUM, LLC
16	BARCELONA CONDOMINIUM, LLC
17	BEL APARTMENT PROPERTIES TRUST
18	BEL COMMUNITIES PROPERTY TRUST
19	BEL MULTIFAMILY PROPERTY TRUST
20	BEL MULTIFAMILY, LLC
21	BEL RESIDENTIAL PROPERTIES TRUST
22	BEL-APT, L.L.C.
23	BEL-COMMUNITIES, LLC
24	BEL-EQR I LIMITED PARNTERSHIP
25	BEL-EQR I, L.L.C.
26	BEL-EQR II LIMITED PARNTERSHIP
27	BEL-EQR II, L.L.C.
28	BEL-EQR III, LIMITED PARTNERSHIP
29	BEL-EQR III, LLC
30	BEL-EQR IV, LIMITED PARTNERSHIP
31	BEL-EQR IV, LLC
32	BEL-EQR NORTHLAKE GP, LLC
33	BEL-RES, L.L.C.
34	BRIDGE POINT APTS, LTD
35	BROOKSIDE PLACE ASSOCIATES, L.P.
36	BROOKSIDE PLACE G.P. CORP.
37	BUENA VISTA PLACE ASSOCIATES
38	CANTERBURY APARTMENTS, LLC
39	CANYON CREEK VILLAGE ASSOCIATES, L.P.
40	CANYON CREEK VILLAGE G.P. CORP.
41	CAPREIT Arbor Glen L.P.
42	CAPREIT Woodcrest Villa L.P.
43	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
44	CARDINAL DIVERSIFIED PROPERTIES
45	CARDINAL GP XVI CORP
46	CENTERPOINT APARTMENT ASSOC, LTD
47	CHINATOWN GATEWAY, LLC
48	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
49	COBBLESTONE VILLAGE G.P. CORP.
50	CORPORATE QUARTERS, INC.
51	CORPORATE STAY INTERNATIONAL, INC.
52	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
53	COUNTRY CLUB CONDOMINIUM, LLC
54	COUNTRY OAKS ASSOCIATES, L.P.
55	COUNTRY OAKS G.P. CORP.
56	COUNTRY RIDGE GENERAL PARTNERSHIP
57	CRICO of Ethan’s I, L.P.

Entity

58	CRICO of Ethan’s II, L.P.
59	CRICO of Fountain Place, L.P.
60	CRICO of James Street Crossing, L.P.
61	CRICO of Ocean Walk, L.P.
62	CRP SERVICE COMPANY, LLC
63	CRSI SPV 103, INC.
64	CRSI SPV 1996 PW2, INC.
65	CRSI SPV 1996 PW3, INC.
66	CRSI SPV 30231, LLC
67	CRSI SPV 52, LLC
68	CRSI SPV 95, INC.
69	DEERFIELD ASSOCIATES, L.P.
70	DEERFIELD G.P. CORP.
71	DEL REY II, LLC
72	DUXFORD, LLC
73	EC-ALAMENDA RANCH, LLC
74	EC-AZURE CREEK, LLC
75	EC-BELLA VISTA, LLC
76	EC-BELLE ARTS, LLC
77	EC-BORDEAUX, LLC
78	EC-BRAEWOOD, LLC
79	EC-ELLIOTT, LLC
80	EC-EMPRESS ON FIFTH, LLC
81	EC-FAIRWAY GREENS, LLC
82	EC-FIFTH AVENUE NORTH, LLC
83	EC-GRAND MARQUIS, LLC (FKA EC-GRAND CANAL, LLC)
84	ECH-GFR, INC. (FKA GLOBE FURNITURE RENTALS, INC.)
85	EC-MAGNUSON POINTE, LLC
86	EC-MILANO TERRACE, LLC
87	EC-PACIFIC COVE, LLC
88	EC-PARK BLOOMINGDALE, LLC
89	EC-REGENCY PARK, LLC
90	EC-RIVIERA PALMS, LLC
91	EC-SOUTH PALM PLACE, LLC
92	EC-STERLING HEIGHTS, LLC
93	EC-TIMBER RIDGE, LLC
94	EC-TUSCANY VILLAS, LLC
95	EC-VENETIAN II LLC
96	EC-WEST FALLS, LLC
97	EDGEWATER COMMUNITY RENTALS, L.P.
98	EDGEWATER G.P. CORP.
99	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
100	EQR (1999) HAMPDEN TOWN CENTER, LLC
101	EQR (1999) HOMESTEAD, LLC (FKA EQR/LEGACY PARTNERS 1999 HOMESTEAD, LLC)
102	EQR (1999) MASTER LLC (FKA EQR/LEGACY PARTNERS 1999 MASTER, LLC)
103	EQR (1999) TOWERS LLC (FKA EQR/LEGACY PARTNERS 1999 TOWER, LLC)
104	EQR (1999) WARNER RIDGE LLC (FKA EQR/LEGACY PARTNERS 1999 WARNER RIDGE, LLC)
105	EQR (1999) WARNER RIDGE PHASE III LLC (FKA EQR/LEGACY PARTNERS 1999 WR III, LLC)
106	EQR NO. FOUR MASTER LP (FKA: EQR/LINCOLN NO. FOUR MASTER LP)
107	EQR NO. ONE MASTER LP (FKA: EQR/LINCOLN NO. ONE MASTER LP)
108	EQR NO. THREE MASTER LP (FKA: EQR/LINCOLN NO. THREE MASTER LP)
109	EQR NO. TWO MASTER LP (FKA: EQR/LINCOLN NO. TWO MASTER LP)
110	EQR ON FOURTH, LLC
111	EQR/CRICO GP, LLC
112	EQR/KB CALIFORNIA RCI, LLC
113	EQR/KB CALIFORNIA RCI, LLC
114	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
115	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
116	EQR/Lincoln RCI Southeast LLC
117	EQR/LINCOLN REHAB MASTER, LP
118	EQR-140 RIVERSIDE A, LLC

Entity

119	EQR-140 RIVERSIDE B, LLC
120	EQR-140 RIVERSIDE C, LLC
121	EQR-140 RIVERSIDE D, LLC
122	EQR-140 RIVERSIDE E, LLC
123	EQR-140 RIVERSIDE F, LLC
124	EQR-140 RIVERSIDE, LLC
125	EQR-160 RIVERSIDE A, LLC
126	EQR-160 RIVERSIDE B, LLC
127	EQR-160 RIVERSIDE C, LLC
128	EQR-160 RIVERSIDE D, LLC
129	EQR-160 RIVERSIDE E, LLC
130	EQR-160 RIVERSIDE F, LLC
131	EQR-160 RIVERSIDE G, LLC
132	EQR-160 RIVERSIDE H, LLC
133	EQR-160 RIVERSIDE I, LLC
134	EQR-180 RIVERSIDE A, LLC
135	EQR-180 RIVERSIDE B, LLC
136	EQR-180 RIVERSIDE C, LLC
137	EQR-180 RIVERSIDE D, LLC
138	EQR-180 RIVERSIDE E, LLC
139	EQR-180 RIVERSIDE F, LLC
140	EQR-180 RIVERSIDE G, LLC
141	EQR-180 RIVERSIDE H, LLC
142	EQR-600 WASHINGTON, LLC
143	EQR-71 BROADWAY A, LLC
144	EQR-71 BROADWAY B, LLC
145	EQR-71 BROADWAY C, LLC
146	EQR-71 BROADWAY D, LLC
147	EQR-71 BROADWAY E, LLC
148	EQR-71 BROADWAY F, LLC
149	EQR-740 RIVER DRIVE, LLC
150	EQR-ACADEMY VILLAGE SPE, LLC
151	EQR-ACADEMY VILLAGE, LLC
152	EQR-ALAFAYA EXCHANGE, LLC
153	EQR-ALEXAN TERRACE, LLC
154	EQR-ALEXANDRIA (FKA: EQR-LINCOLN ALEXANDRIA, LLC)
155	EQR-ALEXANDRIA ORLANDO, LLC
156	EQR-ALTA CREST, LLC
157	EQR-ARBORS FINANCING, LP
158	EQR-ARDEN VILLAS, L.L.C.
159	EQR-ARIZONA, L.L.C.
160	EQR-ARTCAPLOAN, L.L.C.
161	EQR-AUTUMN RIVER, LLC
162	EQR-BARRINGTON, LLC
163	EQR-BAY HILL, LLC
164	EQR-BELLAGIO, LLC
165	EQR-BELLEVUE MEADOW GP LP
166	EQR-BELLEVUE MEADOW LP
167	EQR-BENEVA PLACE, INC.
168	EQR-BENEVA PLACE, LLC
169	EQR-BOND PARTNERSHIP
170	EQR-BOYNTON I, LLC
171	EQR-BOYNTON II, LLC
172	EQR-BRADLEY PARK, LLC
173	EQR-BRAINTREE, LLC
174	EQR-BRAMBLEWOOD GP LP
175	EQR-BRAMBLEWOOD LP
176	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
177	EQR-BRIARWOOD GP LP
178	EQR-BRIARWOOD LP
179	EQR-BROADWAY LP

Entity

180	EQR-BROOKDALE VILLAGE, LLC
181	EQR-BS FINANCING LIMITED PARTNERSHIP
182	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
183	EQR-CEDAR RIDGE GP, LLC
184	EQR-CEDAR RIDGE LP
185	EQR-CENTENNIAL COURT, LLC
186	EQR-CENTENNIAL TOWER, LLC
187	EQR-CHARDONNAY PARK, L.L.C.
188	EQR-CHASE KNOLLS LENDER, LLC
189	EQR-CHERRY CREEK TENNESSEE, LLC
190	EQR-CHERRY HILL, LLC
191	EQR-CHICKASAW CROSSING, INC.
192	EQR-CHICKASAW CROSSING, LLC
193	EQR-CHINATOWN GATEWAY, LLC
194	EQR-CHURCH CORNER, LLC
195	EQR-COACHMAN TRAILS, LLC
196	EQR-CODELLE LIMITED PARTNERSHIP
197	EQR-CODELLE, LLC
198	EQR-CONNOR LIMITED PARTNERSHIP
199	EQR-CONNOR, LLC
200	EQR-COUNTRY CLUB LAKES, LLC
201	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
202	EQR-CROWNTREE, LLC
203	EQR-CYPRESS LAKE, LLC
204	EQR-DEER CREEK, LLC
205	EQR-EASTBRIDGE, LLC
206	EQR-EASTBRIDGE, LP
207	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
208	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
209	EQR-FAIRFAX CORNER II, LLC (FKA: ERP/Vistas-Fairfax Corner, LLC)
210	EQR-FAIRFAX CORNER, LLC
211	EQR-FAIRFIELD, LLC
212	EQR-FANCAP 2000A LIMITED PARTNERSHIP
213	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
214	EQR-FANKEY 2004 LIMITED PARTNERSHIP
215	EQR-FANKEY 2004, LLC
216	EQR-FERNBROOK, LLC
217	EQR-FIELDERS CROSSING GP, LLC
218	EQR-FIELDERS CROSSING LP
219	EQR-FLATLANDS, LLC
220	EQR-GALLERY, LLC
221	EQR-GALLERY, LP
222	EQR-GEORGIAN WOODS, LLC
223	EQR-GRANDVIEW II GP, LP
224	EQR-GRANDVIEW II LP
225	EQR-GREENHAVEN GP LP
226	EQR-GREENHAVEN LP
227	EQR-HAMPSHIRE PLACE, LLC
228	EQR-HARBOR STEPS MEMBER, LLC
229	EQR-HARBOR STEPS, LLC
230	EQR-HERITAGE RIDGE, LLC
231	EQR-HERITAGE RIDGE, LP
232	EQR-HERNDON, LLC
233	EQR-HIGHLANDS RANCH, LLC
234	EQR-HILL CHAVEZ, LLC (FKA EQR-MARKS EAST, LLC)
235	EQR-HOLDING, LLC
236	EQR-HOLDING, LLC2
237	EQR-HUDSON CROSSING A, LLC
238	EQR-HUDSON CROSSING B, LLC
239	EQR-HUDSON CROSSING C, LLC
240	EQR-HUDSON CROSSING D, LLC

Entity

241	EQR-HUDSON CROSSING E, LLC
242	EQR-HUDSON POINTE, LLC (FKA: EQR-LINCOLN HUDSON POINTE, LLC)
243	EQR-IVORY WOOD, LLC
244	EQR-KINGS COLONY, LLC
245	EQR-LAKE UNDERHILL, LLC
246	EQR-LAKESHORE AT PRESTON LP
247	EQR-LAKEWOOD GREENS GP, LLC
248	EQR-LAKEWOOD GREENS LP
249	EQR-LAWRENCE, LLC
250	EQR-LEXINGTON FARM, LLC
251	EQR-LEXINGTON FARM, LLC
252	EQR-LINCOLN BRAINTREE, LLC
253	EQR-LINCOLN GREEN, LLC
254	EQR-LINCOLN VILLAGE (CA) I GP LP
255	EQR-LINCOLN VILLAGE (CA) I LP
256	EQR-LINCOLN VILLAGE (CA) II GP LP
257	EQR-LINCOLN VILLAGE (CA) II LP
258	EQR-LINDBERGH PLACE, LLC
259	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
260	EQR-LOMBARD, LLC (FKA LINCOLN LOMBARD, LLC)
261	EQR-LOUDOUN, LLC (FKA: EQR-LINCOLN LOUDOUN, LLC)
262	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
263	EQR-MARINA BAY APARTMENTS, LLC
264	EQR-MARINA BAY, LLC (FKA: EQR-LINCOLN MARINA BAY, LLC)
265	EQR-MARKS A, L.L.C.
266	EQR-MARKS B, L.L.C.
267	EQR-MARKS WEST, LLC
268	EQR-MARTINS LANDING, LLC
269	EQR-MET CA FINANCING LIMITED PARTNERSHIP
270	EQR-MET FINANCING, LP
271	EQR-MILL CREEK, LLC
272	EQR-MIRAMAR LAKES, LLC
273	EQR-MISSION HILLS, LLC
274	EQR-MISSIONS AT SUNBOW, LLC
275	EQR-MISSOURI, L.L.C.
276	EQR-MLP 1, LLC
277	EQR-MLP 2, LLC
278	EQR-MLP 3, LLC
279	EQR-MLP 4, LLC
280	EQR-MONTE VIEJO, LLC
281	EQR-MONTERRA, LLC
282	EQR-MOSAIC, LLC
283	EQR-MOUNTAIN SHADOWS GP LP
284	EQR-MOUNTAIN SHADOWS LP
285	EQR-NEW LLC
286	EQR-NEW LLC2
287	EQR-NEW LLC3
288	EQR-NORTH CREEK, LLC
289	EQR-NORTH HILL, L.L.C.
290	EQR-NORTH PIER, LLC (FKA: EQR-LINCOLN NORTH PIER, LLC)
291	EQR-OAK MILL, LLC
292	EQR-OVERLOOK MANOR II, LLC
293	EQR-PALM HARBOR, LLC
294	EQR-PALM TRACE LANDING, LLC
295	EQR-PARC VUE, LLC
296	EQR-PARKSIDE, GP LP
297	EQR-PARKSIDE, LP
298	EQR-PEACHTREE A, LLC
299	EQR-PEACHTREE B, LLC
300	EQR-PEACHTREE, LLC (FKA: EQR-LINCOLN PEACHTREE, LLC)
301	EQR-PEMBROKE BAY, LLC

Entity

302	EQR-PERIMETER CENTER, LLC (FKA: EQR-LINCOLN PERIMETER CENTER, LLC)
303	EQR-PHIPPS, LLC
304	EQR-PIEDMONT, LLC (FKA: EQR-LINCOLN PIEDMONT, LLC)
305	EQR-PINETREE/WESTBROOKE, LLC
306	EQR-PLANTATION, L.L.C.
307	EQR-PRIME, LLC
308	EQR-PROSPECT TOWERS PHASE II LLC
309	EQR-QRS HIGHLINE OAKS, INC
310	EQR-Ranch at Fossil Creek, L.L.C.
311	EQR-Ranch at Fossil Creek, L.P.
312	EQR-REDMOND RIDGE, LLC
313	EQR-REHAB MASTER GP, LLC
314	EQR-RETAIL MARKS, LLC
315	EQR-RID SP,LLC
316	EQR-RIVEROAKS, LLC
317	EQR-RIVERSIDE CORP.
318	EQR-RIVERSIDE MARKET, LLC
319	EQR-RIVERVIEW CONDOS, LLC
320	EQR-RIVERWALK, LLC
321	EQR-S & T, LLC
322	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
323	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
324	EQR-SANDSTONE LP
325	EQR-SCARBOROUGH SQUARE, LLC
326	EQR-SERVICES, LLC
327	EQR-SHADOW CREEK, LLC
328	EQR-SIENA TERRACE, LLC
329	EQR-SKYLINE TOWERS, LLC
330	EQR-SMOKETREE, LLC
331	EQR-SONTERRA AT FOOTHILLS RANCH LP
332	EQR-SOUTH PLAINFIELD I, LP
333	EQR-SOUTH PLAINFIELD, LLC
334	EQR-SOUTHWOOD GP LP
335	EQR-SOUTHWOOD LP
336	EQR-SOUTHWOOD LP I LP
337	EQR-SOUTHWOOD LP II LP
338	EQR-STONELAKE GP, LLC
339	EQR-STONELAKE, LP
340	EQR-STONELEIGH A, LLC
341	EQR-STONELEIGH B, LLC
342	EQR-STONEY RIDGE SPE, LLC
343	EQR-STONEY RIDGE, LLC
344	EQR-STONEYBROOK, LLC
345	EQR-SUERTE, LLC
346	EQR-SUMMER CREEK, LLC
347	EQR-SUMMERWOOD GP LP
348	EQR-SUMMERWOOD LP
349	EQR-SURREY DOWNS LP LP
350	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
351	EQR-TALLEYRAND, LLC
352	EQR-TBERRY ISLE, LP
353	EQR-THE CARLYLE, LLC
354	EQR-THE CARLYLE, LP
355	EQR-THE LAKES AT VININGS, LLC
356	EQR-THE OAKS, LLC
357	EQR-THE PALMS, LLC
358	EQR-THE RETREAT, LLC
359	EQR-THE RIDGE, LLC
360	EQR-THE WATERFORD AT DEERWOOD, INC.
361	EQR-THE WATERFORD AT DEERWOOD, LLC
362	EQR-THE WATERFORD AT ORANGE PARK, INC.

Entity

363	EQR-THE WATERFORD AT ORANGE PARK, LLC
364	EQR-THE WATERFORD AT REGENCY, INC.
365	EQR-THE WATERFORD AT REGENCY, LLC
366	EQR-TOWN CENTER, LLC
367	EQR-TOWNHOMES OF MEADOWBROOK, LLC
368	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
369	EQR-TURNBERRY, LLC
370	EQR-TURTLE RUN, LLC
371	EQR-UPTOWN SQUARE, LLC
372	EQR-URBAN RENEWAL 77 HUDSON STREET, LLC
373	EQR-URBAN RENEWAL JERSEY CITY, LLC (FKA EQR-LINCOLN URBAN RENEWAL JERSEY CITY, LLC)
374	EQR-UWAJIMAYA VILLAGE, LLC
375	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
376	EQR-VIEW POINTE, LLC
377	EQR-VILLA LONG BEACH, LLC
378	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
379	EQR-VILLAS OF JOSEY RANCH GP, LLC
380	EQR-VILLAS OF JOSEY RANCH LP
381	EQR-VININGS AT ASHLEY LAKE, L.L.C.
382	EQR-VINTAGE I, LLC
383	EQR-VINTAGE II, LLC
384	EQR-VINTAGE, GP
385	EQR-VIRGINIA, L.L.C.
386	EQR-WARWICK, L.L.C.
387	EQR-WATERFALL, L.L.C.
388	EQR-WATERFORD PLACE, LLC
389	EQR-WATERMARKE I, LLC
390	EQR-WATERMARKE II, LLC
391	EQR-WATERSIDE, LLC
392	EQR-WATERWAYS, LLC
393	EQR-WATSON G.P.
394	EQR-WELLINGTON GREEN, LLC
395	EQR-WEST COAST PORTFOLIO GP, LLC
396	EQR-WESTFIELD VILLAGE, LLC
397	EQR-WESTPORT, LLC (FKA: EQR-LINCOLN WESTPORT, LLC)
398	EQR-WHISPER CREEK, LLC
399	EQR-WIMBLEDON OAKS LP
400	EQR-WINDSOR AT FAIR LAKES, LLC
401	EQR-WOOD FOREST, INC.
402	EQR-WOOD FOREST, LLC
403	EQR-WOODRIDGE I GP LP
404	EQR-WOODRIDGE I LP
405	EQR-WOODRIDGE II GP LP
406	EQR-WOODRIDGE II LP
407	EQR-WOODRIDGE III LP
408	EQR-WOODRIDGE, LLC
409	EQR-WYNDRIDGE II, L.L.C.
410	EQR-WYNDRIDGE III, L.L.C.
411	EQR-ZURICH, LLC (FKA: EQR-LINCOLN ZURICH, LLC)
412	EQUITY COMMUNITY FOUNDATION
413	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
414	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
415	EQUITY MARINA BAY PHASE II, LLC (FKA LINCOLN MARINA BAY PHASE II, LLC)
416	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
417	EQUITY RESIDENTIAL FOUNDATION (FKA Equity Community Foundation)
418	EQUITY RESIDENTIAL MANAGEMENT, LLC
419	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
420	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
421	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
422	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
423	EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)

Entity

424	EQUITY-LODGE VENTURE LTD.
425	ERP NEW ENGLAND PROGRAM, LLC
426	ERP OPERATING LIMITED PARTNERSHIP
427	ERP/LEXFORD GP LLC
428	ERP/LEXFORD LLC
429	ERPG CANYON CREEK, LP
430	ERP-NEW ENGLAND PROGRAM, LLC
431	ERP-QRS ARBORS, INC.
432	ERP-QRS BRETON HAMMOCKS, INC.
433	ERP-QRS BS, INC.
434	ERP-QRS CEDAR CREST, INC.
435	ERP-QRS CEDAR RIDGE, INC.
436	ERP-QRS COUNTRY CLUB I, INC.
437	ERP-QRS COUNTRY CLUB II, INC.
438	ERP-QRS COUNTRY RIDGE, INC.
439	ERP-QRS CPRT II, INC.
440	ERP-QRS CPRT, INC.
441	ERP-QRS CREEKSIDE OAKS, INC.
442	ERP-QRS EMERALD PLACE, INC.
443	ERP-QRS ESSEX PLACE, INC.
444	ERP-QRS FAIRFIELD, INC.
445	ERP-QRS FLATLANDS, INC.
446	ERP-QRS GEORGIAN WOODS ANNEX, INC.
447	ERP-QRS GLENLAKE CLUB, INC.
448	ERP-QRS GROVE L.P., INC.
449	ERP-QRS HARBOR POINTE, INC.
450	ERP-QRS HUNTER’S GLEN, INC.
451	ERP-QRS LINCOLN, INC.
452	ERP-QRS LODGE (OK), INC.
453	ERP-QRS MAGNUM, INC.
454	ERP-QRS MET CA, INC.
455	ERP-QRS NORTHAMPTON I, INC.
456	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
457	ERP-QRS SWN LINE, INC.
458	ERP-QRS TOWNE CENTRE III, INC.
459	ERP-QRS TOWNE CENTRE IV, INC.
460	ERP-SOUTHEAST PROPERTIES, LLC
461	ERR-MILLBROOK I, LLC
462	ESSEX SQUARE APTS, LTD
463	EVANS WITHYCOMBE FINANCE, L.P.
464	EVANS WITHYCOMBE MANAGEMENT INC.
465	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
466	FEATHER RIVER COMMUNITY RENTALS, L.P.
467	FEATHER RIVER G.P. CORP.
468	FORT LEWIS COMMUNITIES, LLC
469	FORT LEWIS SPE, INC.
470	FOUR LAKES CONDOMINIUM II, LLC
471	FOUR LAKES CONDOMINIUM III, LLC
472	FOUR LAKES CONDOMINIUM IV, LLC
473	FOUR LAKES CONDOMINIUM V, LLC
474	FOUR LAKES CONDOMINIUM, LLC
475	FOUR LAKES II, LLC.
476	FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
477	FOX RIDGE ASSOCIATES, L.P.
478	FOX RIDGE G.P. CORP.
479	FOXTON APTS OF SEYMOUR, LTD
480	FOXWOODBURG, LLC
481	GC CHAPARRAL ASSOC, LP
482	GC COUNTRY CLUB WOODS ASSOC, LP
483	GC COUNTRY CLUB WOODS, LP
484	GC GREENBRIAR ASSOC, LTD

Entity

485	GC GREENBRIAR, LP
486	GC HESSIAN HILLS ASSOC, LP
487	GC HESSIAN HILLS, LP
488	GC HIGH RIVER ASSOC, LP
489	GC HIGH RIVER, LP
490	GC PEMBROKE ASSOC, LP
491	GC SOUTHEAST PARTNERS, LP
492	GC SPRING LAKE MANOR ASSOC, LP
493	GC SPRING LAKE MANOR, LP
494	GC THREE CHOPT WEST ASSOC, LP
495	GC THREE CHOPT WEST, LP
496	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
497	GC TOWN & COUNTRY/COUNTRY PLACE, LP
498	GC TOWNHOUSE ASSOC, LP
499	GC TOWNHOUSE, LP
500	GC TWIN GATES EAST ASSOC, LP
501	GC TWIN GATES EAST, LP
502	GC WILL-O-WISP ARMS, LP
503	GC WILL-O-WISP ASSOC, LP
504	GEARY COURTYARD ASSOCIATES
505	GEORGIAN WOODS ANNEX ASSOCIATES
506	GLENLAKE CLUB L.P.
507	GPT 929 HOUSE, LLC
508	GPT ABINGTON GLEN, LLC
509	GPT ABINGTON LAND, LLC
510	GPT ACTON, LLC
511	GPT BRIAR KNOLL, LLC
512	GPT CC, LLC
513	GPT CEDAR GLEN, LLC
514	GPT CG, LLC
515	GPT CHESTNUT GLEN, LLC
516	GPT CONWAY COURT, LLC
517	GPT EAST HAVEN, LLC
518	GPT EAST PROVIDENCE, LLC
519	GPT ENFIELD, LLC
520	GPT FREEPORT, LLC
521	GPT GLEN GROVE, LLC
522	GPT GLEN MEADOW, LLC
523	GPT GOF II, LLC
524	GPT GOSNOLD GROVE, LLC
525	GPT GP III, LLC
526	GPT HERITAGE GREEN, LLC
527	GPT HG, LLC
528	GPT HIGHLAND GLEN, LLC
529	GPT HIGHMEADOW, LLC
530	GPT HILLTOP, LLC
531	GPT JACLEN TOWER, LLC
532	GPT LONGFELLOW GLEN, LLC
533	GPT LONGMEADOW ASSOCIATES, LLC
534	GPT NEHOIDEN GLEN, LLC
535	GPT NOONAN GLEN, LLC
536	GPT NORTON GLEN, LLC
537	GPT OLD MILL GLEN, LLC
538	GPT PHILLIPS PARK, LLC
539	GPT PLAINVILLE, LLC
540	GPT RG AMHERST, LLC
541	GPT RG FALL RIVER, LLC
542	GPT RG MILFORD, LLC
543	GPT RG, LLC
544	GPT RIBBON MILL, LLC
545	GPT ROCKINGHAM GLEN, LLC

Entity

546	GPT SHG, LLC
547	GPT STURBRIDGE, LLC
548	GPT SUMMER HILL GLEN, LLC
549	GPT TANGLEWOOD, LLC+B492
550	GPT WEBSTER GREEN, LLC
551	GPT WEST SPRINGFIELD, LLC
552	GPT WESTFIELD, LLC
553	GPT WESTWOOD GLEN, LLC
554	GPT WG, LLC
555	GPT WILG, LLC
556	GPT WILKENS GLEN, LLC
557	GPT WINCHESTER WOOD, LLC
558	GPT WINDSOR, LLC
559	GR CEDAR GLEN, LP
560	GR CONWAY COURT, LP
561	GR FARMINGTON SUMMIT, LLC
562	GR HIGHLAND GLEN, LP
563	GR NORTHEAST APARTMENT ASSOCIATES, LLC
564	GR ROCKINGHAM GLEN, LP
565	GR SUMMER HILL GLEN, LP
566	GR WEST HARTFORD CENTRE, LLC
567	GR WESTWOOD GLEN, LP
568	GR WESTWYND ASSOCIATES, LLC
569	GR WILKENS GLEN, LP
570	GRAN TREE CORPORTION
571	GRAND OASIS CONDOMINIUM, LLC
572	GREENGLEN ATPS OF WHEELERSBURG, LTD
573	GREENLEAF APARTMENTS, LTD
574	GREENTREE APARTMENTS LP
575	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
576	GROVE DEVELOPMENT, LLC
577	GROVE OPERATING LP
578	GROVE ROCKY HILL, LLC
579	GUILFORD COMPANY, INC.
580	GUILFORD PARTNERS II
581	HESSIAN HILLS APARTMENT ASSOC, LTD
582	HIDDEN LAKE ASSOCIATES, L.P.
583	HIDDEN LAKE G.P. CORP.
584	HIGH RIVER ASSOC, LTD
585	HIGH RIVER PHASE I, LTD
586	HM 9th AVENUE, LLC
587	HUNTERS’S GLEN GENERAL PARTNERSHIP
588	HUNTINGTON, LLC
589	KINGSPORT APARTMENTS, LLC
590	LAKEVIEW COMMUNITY RENTALS, L.P.
591	LAKEVIEW G.P. CORP.
592	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
593	LAKEWOOD COMMUNITY RENTALS, L.P.
594	LANDON LEGACY PARTNERS LIMITED
595	LANDON PRAIRIE CREEK PARTNERS LIMITED
596	LANTERN COVE ASSOCIATES, L.P.
597	LANTERN COVE G.P. CORP.
598	LAWRENCE STREET PARTNERS, LLC
599	LENOX PLACE LP
600	LEXFORD PARTNERS, LLC
601	LEXFORD PROPERTIES, LP
602	LINCOLN MAPLES ASSOCIATES, LLC
603	MCCASLIN HIDDEN LAKES, LTD.
604	MCCASLIN RIVERHILL, LTD.
605	MCKINLEY HILLS PARTNERS-85,
606	MERIDAN GUILFORD BGP CORPORATION

Entity

607	MERIDAN GUILFORD CGP CORPORATION
608	MERIDAN GUILFORD NLPGP CORPORATION
609	MERIDAN GUILFORD PGP CORPORATION
610	MERRY LAND DOWNREIT I LP
611	MESA DEL OSO ASSOCIATES, L.P.
612	MESA DEL OSO G.P. CORP.
613	MOBILE APARTMENT ASSOC, LTD
614	MONTGOMERY REAL ESTATE INVESTORS, LTD
615	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
616	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
617	MULTIFAMILY PORTFOLIO PARTNERS, INC.
618	NHP HS FOUR, INC.
619	NINTH AVENUE AND 38TH STREET, LLC
620	NORTHRIDGE LAKES LP
621	NORTHWOOD APTS, LTD
622	NRL ASSOCIATES LP
623	OAK MILL II APARTMENTS, LLC
624	OAKS AT BAYMEADOWS ASSOCIATES
625	OAKS AT REGENCY ASSOCIATES
626	OAKWOOD VILLAGE APARTMENTS II, LTD
627	OLD REDWOODS, LLC
628	PEMBROKE LAKE APARTMENT ASSOC, LTD
629	POINTE EAST CONDOMINIUM, LLC
630	PRESERVE CONDOMINIUM HOMES
631	QRS MARKS A, INC.
632	QRS MARKS B, INC.
633	QRS WARWICK, INC.
634	QRS-740 RIVER DRIVE, INC.
635	QRS-ARBORETUM, INC.
636	QRS-ARTCAPLOAN, INC.
637	QRS-BOND, INC.
638	QRS-CHARDONNAY PARK, INC
639	QRS-CODELLE, INC.
640	QRS-CONNOR, INC.
641	QRS-COVE, INC.
642	QRS-EMPLOYER, INC.
643	QRS-FANCAP 2000A, INC.B275
644	QRS-FERNBROOK, INC.
645	QRS-GREENTREE I, INC.
646	QRS-LLC, INC.
647	QRS-NORTH HILL, INC
648	QRS-SCARBOROUGH, INC.
649	QRS-SIENA TERRACE, INC.
650	QRS-SMOKETREE, INC.
651	QRS-SUMMIT CENTER, INC.
652	QRS-TOWERS AT PORTSIDE, INC.
653	QRS-TOWNHOMES OF MEADOWBROOK, INC.
654	QRS-VININGS AT ASHLEY LAKE, INC.
655	QRS-WATERFALL, INC.
656	RAVENWOOD ASSOC, LTD
657	RESERVE SQUARE, INC.
658	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
659	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
660	RICHMOND APARTMENT ASSOC, LTD
661	SARASOTA BENEVA PLACE ASSOICATES, LTD.
662	SCARBOROUGH ASSOCIATES
663	SCHOONER BAY I ASSOCIATES, L.P.
664	SCHOONER BAY I G.P. CORP.
665	SCHOONER BAY II ASSOCIATES, L.P.
666	SCHOONER BAY II G.P. CORP.
667	SECOND AVENUE, LLC

Entity

668	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
669	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
670	SECOND TOWNE CENTRE LP
671	SILVER SPRING GATEWAY RESIDENTIAL II, LLC
672	SOUTH SHORE ASSOCIATES, L.P.
673	SOUTH SHORE G.P. CORP.
674	SPRING LAKE MANOR ASSOC, LTD
675	SPRINGBROOK LAND, LLC
676	SPRINGTREE APTS, LTD
677	SQUAW PEAK CONDOMINIUM, LLC
678	SUMMIT PLACE, LLC
679	TANGLEWOOD APARTMENTS, LLC
680	THE CROSSINGS ASSOCIATES
681	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
682	THE LANDINGS HOLDING COMPANY, LLC
683	THE LANDINGS URBAN RENEWAL COMPANY, LLC
684	THE WIMBERLY APARTMENT HOMES, LTD.
685	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
686	TIERRA ANTIGUA ASSOCIATES, L.P.
687	TIERRA ANTIGUA G.P. CORP.
688	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
689	TOWNHOUSE APARTMENT ASSOC, LTD
690	TWIN GATES APARTMENT ASSOC, LTD
691	VENETIAN CONDOMINIUM, LLC
692	VERONA CONDOMINIUM, LLC
693	VINTAGE ASSOCIATES
694	VISTA MONTANA PARK APARTMENTS, LLC
695	VISTA MONTANA PARK HOMES, LLC
696	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
697	WADLINGTON, INC.
698	WATERFIELD SQUARE I ASSOCIATES, L.P.
699	WATERFIELD SQUARE I G.P. CORP.
700	WATERFIELD SQUARE II ASSOCIATES, L.P.
701	WATERFIELD SQUARE II G.P. CORP.
702	WATERMARKE ASSOCIATES
703	WHARF HOLDING, LLC
704	WHRP, INC.
705	WILLOW BROOK ASSOCIATES, L.P.
706	WILLOW BROOK G.P. CORP.
707	WILLOW CREEK COMMUNITY RENTALS, L.P.
708	WILLOW CREEK G.P. CORP.
709	WILL-O-WISP ASSOC, LP
710	WINDSOR PLACE, LLC
711	WINTER PARK ASSOC, LP
712	WOOD FOREST ASSOCIATES
713	WOODCREST (AUGUSTA), LLC